                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 21
Dividend Reinvestment Plan....................... 27

VKQ SAR 4/98

                             LETTER TO SHAREHOLDERS

March 23, 1998

Dear Shareholder,
    The new year ushered in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997, signed
into law by President Clinton in                         [PHOTO]
August, creates many new opportunities
for you and your family to take a more
active role in achieving your long-term
financial goals.                           DENNIS J. MCDONNELL AND DON G. POWELL
    Most Americans will benefit from
the bill's $95 billion in tax cuts over
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax
relief for every child under age 17, and families will find it easier to save for their children's college expenses with the new Education IRA. The bill also cuts capital gains tax rates for the first time in more than a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year, more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW

    The U.S. economy sustained its forward momentum throughout 1997, growing at a moderate rate of 3.8 percent, as measured in terms of gross domestic product. Despite this continuing growth trend, inflation not only remained low but was on a decline.
    Nevertheless, market watchers remained alert for signs of surging prices. One cause of concern was the extremely tight labor market. The percentage of unemployed Americans fell to a 24-year low of 4.6 percent in February, as the strong economy created more jobs than expected and wages continued to rise. To date, increased productivity has allowed the U.S. economy to absorb this growth in the workforce without overheating or driving prices higher.

                                                           Continued on page two

MARKET REVIEW

    The bond market rally continued during the past six months, with both taxable and tax-exempt yields gradually drifting downward with minimal volatility. Bond prices move in the opposite direction of bond yields, so as bond yields fell during the period, bond prices were on the rise. Thirty-year Treasury yields declined from 6.61 percent on August 29, 1997 to 5.91 percent on February 27, 1998. In addition, the currency crisis in Asia helped spark the domestic bond market, as U.S. Treasuries enjoyed an increase in demand from both foreign and U.S. investors.
    As is typical during bond market rallies, municipal bond yields also declined, although municipals did not perform as strongly as taxable bonds. Heavy supply and low yield levels contributed to the weaker performance of the municipal market. Generic general obligation 30-year AAA-rated municipal yields dropped from 5.30 percent to 4.96 percent at the end of the period.
    Credit spreads--the difference in yield between high-quality issues and low-quality issues--remained extremely tight during the past six months. Under normal circumstances, low-quality issues provide higher yields in order to compensate investors for additional credit risk. In 1997, close to 49 percent of newly issued municipal bonds were insured--causing a scarcity of higher-yielding, lower-rated securities. This shortage, combined with low yields in the municipal market, resulted in very narrow credit spreads.
    Municipal yields continued to be very attractive compared to taxable yields. For example, the Bond Buyer Revenue Bond Index, composed of 25 revenue bonds with an average rating of single-A and an average maturity of 30 years, is representative of the bonds we typically purchase for the Trust. The Index was yielding 5.36 percent at the end of the reporting period, while the 30-year Treasury bond was yielding 5.91 percent. In other words, the difference between municipal bonds yields and long-term Treasury yields is historically very narrow.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
   As of February 28, 1998

AAA...............   44.6%
AA................    9.9%
A.................   13.2%
BBB...............   20.9%
Non-Rated.........   11.4%


*As a Percentage of Long-Term Investments

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

                                                         Continued on page three

TRUST STRATEGY

We employed the following strategies in managing the Trust during the period:

- At the inception of the Trust in 1991, we were able to invest the Trust's initial assets in bonds with attractive coupons and yields, and many of these securities remain in the portfolio today. These securities, with coupons much higher than current market levels, are approaching their 10-year call date and are at risk of being either pre-refunded or called. If this happens, we will need to replace them with new bonds at current lower coupons.

    To help minimize this risk as the call dates approach, we gradually reduced the Trust's holdings of pre-refunded securities and replaced them with longer-term discount securities or securities priced near face value. If the bond market continues to rally, discount securities are more likely to rise in price than premium securities.

- Duration was also a major focus. At the end of the reporting period, the duration of the portfolio stood at 6.32 years. Duration is a measurement used to express the sensitivity of a bond's price to changes in interest rates. Each year of duration represents an expected one-percent change in the price of a bond for every one-percent change in interest rates. Typically, funds with short durations perform better when interest rates are rising, while funds with long durations perform better when rates are declining. Our interest rate outlook, described in more detail below, is moderately optimistic. However, lengthening the duration of the Trust would significantly impact the dividend, so we will maintain a somewhat short duration in order to support the Trust's high dividend.

- Because of the narrow credit spreads between AAA-rated and lower-rated offerings, most acquisitions during the period were AAA-rated, as these securities provided more relative value. However, due to our research experience, we were able to identify and purchase several non-insured issues at attractive yields. Examples include Puerto Rico (Baa1/A), California State Community Development (Baa3/BB+) and New York City (Baa1/BBB+).

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                                  AS OF
                                                             FEBRUARY 28, 1998
Industrial Revenue......................................          14.5%
Health Care.............................................          13.4%
General Purpose.........................................           8.9%
Single-Family Housing...................................           7.0%
Water & Sewer...........................................           7.0%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six months ended February 28, 1998, the Van Kampen American Capital Municipal Trust generated a total return at market price of 5.87 percent(1), including reinvestment of dividends totaling $.4800 per common share. The Trust offered a

                                                          Continued on page four
tax-exempt distribution rate of 5.93 percent(3), based on the closing common stock price of $16.1875 per share on February 28, 1998. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 9.27 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 5.61 percent discount to its net asset value of $17.15.

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended February 28, 1998


                                Distribution per Common Share
Sep 1997............................     $.08
Oct 1997............................     $.08
Nov 1997............................     $.08
Dec 1997............................     $.08
Jan 1998............................     $.08
Feb 1998............................     $.08


OUTLOOK

    We expect the U.S. economy and the demand for products and services to remain strong in the coming months. However, the impact of the Asian financial crisis is a looming question. The fallout from Asian currency devaluations in late 1997 occurred at a time when the U.S. dollar was extremely strong against most major foreign currencies. If Asia's purchasing power is sharply reduced due to weakened currencies, analysts fear that U.S. export sales will slump. At the same time, as Asian goods become cheaper relative to American goods, domestic companies could face a period of price competition versus imported goods. Taken together, these developments could cut into the earnings of U.S. corporations.
    There is no debate that the Federal Reserve Board believes low inflation is the ideal environment for the economy. Because inflation is low, it is unlikely that the Fed will change short-term rates in the near future. While the Fed continues to give credence to signs of economic strength, we believe it will wait to determine the impact of the Asian situation before taking any action. Longer term, interest rates need to be high enough to control economic growth. With a focus on inflation rather than growth, the Fed will probably take any necessary actions to keep inflation from rising. We will expect a rate increase by the Fed only if there are signs of an acceleration in inflation.

                                                          Continued on page five

    Regarding the municipal bond market, we believe yields will remain near current levels through at least mid-summer. This will depend not only on the general economy and the taxable bond market, but also tax-exempt bond supply and demand levels. Given what we have seen this year, the market appears to be in a solid equilibrium position, with strong demand to accommodate record municipal supply.
    We believe the Trust is positioned to perform well in the coming months and do not anticipate making major changes to the structure of the portfolio. We continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. While we believe it is unlikely that short-term interest rates will rise, this event would have an unfavorable effect on the dividend-paying ability of the common shares and would also negatively impact the price.
    We appreciate your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                Please see footnotes on page six

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1998

                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST
                          (NYSE TICKER SYMBOL -- VKQ)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........     5.87%
Six-month total return based on NAV(2)....................     6.27%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     5.93%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.27%

 SHARE VALUATIONS

Net asset value...........................................  $  17.15
Closing common stock price................................  $16.1875
Six-month high common stock price (01/05/98)..............  $ 16.500
Six-month low common stock price (10/28/97)...............  $ 15.438
Preferred share (Series A) rate(5)........................    3.450%
Preferred share (Series B) rate(5)........................    3.451%
Preferred share (Series C) rate(5)........................    3.190%
Preferred share (Series D) rate(5)........................    3.500%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
(000)        Description                                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             MUNICIPAL BONDS  102.6%
             CALIFORNIA  4.7%
 $  1,500    California St Dept Wtr Res Cent Vly Proj
             Rev (MBIA Insd)............................        4.750%  12/01/29   $  1,406,550
    7,250    California Statewide Cmntys Dev Auth Spl
             Fac United Airls...........................        5.625   10/01/34      7,370,060
    5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
             Rev (MBIA Insd)............................            *   09/01/17      1,845,200
    1,500    Davis, CA Pub Fac Fin Auth Loc Agy Rev.....        6.600   09/01/25      1,585,920
    1,210    Del Mar, CA Race Track Auth Rev Rfdg.......        5.500   08/15/98      1,219,692
    2,000    Del Mar, CA Race Track Auth Rev Rfdg.......        6.000   08/15/06      2,167,800
    7,310    Delano, CA Ctfs Partn Ser A................        9.250   01/01/22      8,572,437
    2,240    Huntington Park, CA Redev Agy Rev Tax Alloc
             Santa Fe Redev.............................        6.200   10/01/27      2,303,280
    3,000    Los Angeles, CA Uni Sch Dist Ctfs Partn
             (FSA Insd).................................        5.500   10/01/16      3,149,760
   10,000    Orange Cnty, CA Recovery Ctfs Ser A Rfdg
             (MBIA Insd) (b)............................        6.000   06/01/09     11,284,700
    5,695    Sacramento, CA City Fin Auth Rev Comb Proj
             B (MBIA Insd)..............................            *   11/01/14      2,478,920
                                                                                   ------------
                                                                                     43,384,319
                                                                                   ------------
             COLORADO  9.8%
   19,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
             Rev E-470 Proj Ser C (Prerefunded @
             08/31/05)..................................            *   08/31/26      2,935,335
    5,000    Boulder Cnty, CO Rev Natl Cent Atmosphere
             Rfdg & Impt................................        6.900   12/01/07      5,489,200
    8,500    Boulder Cnty, CO Rev Natl Cent Atmosphere
             Rfdg & Impt................................        7.000   12/01/13      9,329,770
    1,795    Colorado Hsg Fin Auth Single Family Pgm Sr
             Gtd Mtg Ln D3 (FHA Gtd)....................        7.200   08/01/23      1,903,239
    9,135    Denver, CO City & Cnty Arpt Rev Ser A......        8.250   11/15/12     10,153,352
   11,695    Denver, CO City & Cnty Arpt Rev Ser A......        8.500   11/15/23     13,081,442
    7,795    Denver, CO City & Cnty Arpt Rev Ser A......        8.000   11/15/25      8,578,320
    1,105    Denver, CO City & Cnty Arpt Rev Ser A
             (Prerefunded @ 11/15/00)...................        8.500   11/15/23      1,254,462
      740    Denver, CO City & Cnty Arpt Rev Ser A
             (Prerefunded @ 11/15/00)...................        8.000   11/15/25        830,650
      865    Denver, CO City & Cnty Arpt Rev Ser A
             (Prerefunded @ 11/15/00)...................        8.250   11/15/12        970,837
    8,790    Denver, CO City & Cnty Arpt Rev Ser D......        7.000   11/15/25      9,465,072
    2,310    Denver, CO City & Cnty Arpt Rev Ser D
             (Prerefunded @ 11/15/01)...................        7.000   11/15/25      2,541,508
   22,000    Meridian Metro Dist CO Peninsular &
             Oriental Steam Navig Co Rfdg (b)...........        7.500   12/01/11     24,197,140
                                                                                   ------------
                                                                                     90,730,327
                                                                                   ------------

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
(000)        Description                                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             CONNECTICUT  1.8%
 $  7,140    Connecticut St Hlth & Edl Fac Auth Rev
             Nursing Home Proj AHF/Hartford.............        7.125%  11/01/24   $  8,248,913
    3,540    Mashantucket Western Pequot Tribe CT Spl
             Rev Ser A, 144A -- Private Placement (c)...        6.400   09/01/11      3,962,003
    3,460    Mashantucket Western Pequot Tribe CT Spl
             Rev Ser A, 144A -- Private Placement (c)
             (Prerefunded @ 09/01/07)...................        6.400   09/01/11      3,996,958
                                                                                   ------------
                                                                                     16,207,874
                                                                                   ------------
             DELAWARE  0.5%
    2,000    Delaware St Econ Dev Auth Rev Exempt Fac
             Delmarva Pwr & Lt Co.......................        7.500   10/01/17      2,105,320
    2,460    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
             Subser B2..................................        7.200   12/01/21      2,608,264
                                                                                   ------------
                                                                                      4,713,584
                                                                                   ------------
             DISTRICT OF COLUMBIA  0.3%
    1,000    District of Columbia Hosp Rev Medlantic
             Hlthcare Group A Rfdg (MBIA Insd) (b)......        5.875   08/15/19      1,065,580
    2,000    District of Columbia Rev Carnegie
             Endowment..................................        5.750   11/15/26      2,064,380
                                                                                   ------------
                                                                                      3,129,960
                                                                                   ------------
             FLORIDA  1.8%
    2,600    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
             (AMBAC Insd)...............................        5.400   07/01/10      2,810,652
    1,000    Florida St Correctional Privatization Comm
             Ctfs Partn (AMBAC Insd)....................        5.000   08/01/17        990,160
    1,000    Hillsborough Cnty, FL Indl Dev Auth Indl
             Dev Rev Univ Cmnty Hosp (MBIA Insd)........        5.750   08/15/14      1,070,470
    7,690    Sarasota Cnty, FL Hlth Fac Auth Rev
             Hlthcare Kobernick/Meadow Pk (Prerefunded @
             07/01/02)..................................       10.000   07/01/22      9,513,299
    2,000    Tampa, FL Rev Hlth Sys Catholic Hlth Ser A3
             (MBIA Insd)................................        4.750   11/15/28      1,862,540
                                                                                   ------------
                                                                                     16,247,121
                                                                                   ------------
             GEORGIA  2.2%
    8,950    Atlanta, GA Wtr & Swr Rev (FGIC Insd)......        4.750   01/01/23      8,438,866
    8,250    Atlanta, GA Wtr & Swr Rev (MBIA Insd)......        4.750   01/01/23      7,778,842
    4,000    Muni Elec Auth GA Proj One Subser A (AMBAC
             Insd)......................................        6.250   01/01/14      4,395,920
                                                                                   ------------
                                                                                     20,613,628
                                                                                   ------------
             ILLINOIS  12.3%
    4,795    Bedford Park, IL Tax Increment Rev Sr Lien
             Bedford City Sq Proj.......................        9.250   02/01/12      5,537,554
    3,650    Carol Stream, IL First Mtg Rev 1st Mtg
             Windsor Pk Mnr Proj........................        7.000   12/01/13      3,933,532
    2,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             American Airls Inc Proj Rfdg...............        8.200   12/01/24      3,064,225
    7,475    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc...........................        8.400   05/01/04      8,098,041
   10,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc (b).......................        8.500   05/01/18     11,619,720

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
(000)        Description                                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             ILLINOIS (CONTINUED)
 $  4,470    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc Ser A.....................        8.400%  05/01/18   $  4,787,594
    4,505    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc Ser B.....................        8.950   05/01/18      5,114,436
    1,100    Hodgkins, IL Tax Increment.................        9.500   12/01/09      1,300,332
    3,400    Hodgkins, IL Tax Increment (Prerefunded @
             12/01/01)..................................        9.500   12/01/09      4,048,312
    4,000    Hodgkins, IL Tax Increment Ser A Rfdg......        7.625   12/01/13      4,421,520
    2,500    Illinois Dev Fin Auth Rev Catholic
             Charities Hsg Dev..........................        6.350   01/01/25      2,605,425
    4,000    Illinois Edl Fac Auth Rev..................        6.000   10/01/24      4,091,280
    1,740    Illinois Edl Fac Auth Rev Rfdg Riverside
             Hlth Sys Ser A.............................        5.900   10/01/14      1,781,081
    2,500    Illinois Hlth Fac Auth Rev Evangelical Hosp
             Ser C Rfdg (FSA Insd)......................        6.750   04/15/12      2,856,650
    7,750    Illinois Hlth Fac Auth Rev Fairview Oblig
             Group Proj A (Prerefunded @ 10/01/02)......        9.500   10/01/22      9,566,600
    4,565    Illinois Hlth Fac Auth Rev Hinsdale Hosp
             Ser B Rfdg.................................        9.000   11/15/15      5,229,847
    1,500    Illinois Hlth Fac Auth Rev Sarah Bush
             Lincoln Hlth Cent (Prerefunded @
             5/15/02)...................................        7.250   05/15/12      1,704,855
   10,000    Illinois Hlth Fac Auth Rev Servantcor Ser A
             (Prerefunded @ 08/15/01) (b)...............        8.000   08/15/21     11,402,700
    1,660    Illinois Hsg Dev Auth Rev Homeowner Mtg
             Subser A2..................................        7.125   08/01/26      1,782,624
    5,000    Kane Cook & Du Page Cntys, IL Sch Dist No
             46 (FSA Insd)..............................        5.350   01/01/15      5,134,700
    1,510    Roselle, IL Multi-Family Hsg Rev Waterbury
             Apts Ser A Rfdg (GNMA Collateralized)......        7.000   01/01/25      1,633,216
    3,800    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd) (b).............................        7.125   02/01/01      4,123,570
    4,125    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd).................................        7.200   02/01/02      4,586,753
    4,475    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd).................................        7.300   02/01/03      5,100,426
                                                                                   ------------
                                                                                    113,524,993
                                                                                   ------------
             INDIANA  1.7%
    2,500    Indiana Bond Bank Spl Pgm Ser F............        7.150   08/01/15      2,731,550
    3,000    Indiana Dev Fin Auth Indl Dev Rev Unr-Rohn
             Inc Proj...................................        7.500   03/01/11      3,274,110
    7,620    Marion Cnty, IN Conv & Rectl Fac Auth
             Excise Tax Rev (MBIA Insd).................        5.000   06/01/27      7,347,204
    2,000    Plymouth, IN Multi Sch Bldg Corp First Mtg
             (Prerefunded @ 01/01/02) (AMBAC Insd)......        6.750   01/01/13      2,218,180
                                                                                   ------------
                                                                                     15,571,044
                                                                                   ------------

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
(000)        Description                                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             KANSAS  2.4%
 $ 20,000    Burlington, KS Pollutn Ctl Rev KS Gas &
             Elec Co Proj Rfdg (MBIA Insd) (b)..........        7.000%  06/01/31   $ 21,921,800
                                                                                   ------------
             KENTUCKY  1.9%
    2,000    Ashland, KY Solid Waste Rev Ashland Oil Inc
             Proj.......................................        7.200   10/01/20      2,189,660
    4,000    Elsmere, KY Indl Dev Rev Rfdg..............        6.750   04/01/10      4,319,600
   10,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
             Delta Airls Proj Ser A.....................        7.125   02/01/21     10,992,600
                                                                                   ------------
                                                                                     17,501,860
                                                                                   ------------
             LOUISIANA  0.9%
      790    East Baton Rouge, LA Mtg Fin Auth Single
             Family Mtg Pur Ser A Rfdg (GNMA
             Collateralized) (b)........................        7.100   10/01/24        837,321
    5,850    East Baton Rouge, LA Mtg Fin Auth Single
             Family Mtg Pur Ser C Rfdg (GNMA
             Collateralized)............................        7.000   04/01/32      6,179,413
    2,000    New Orleans, LA Rfdg (AMBAC Insd)..........            *   09/01/16        791,620
                                                                                   ------------
                                                                                      7,808,354
                                                                                   ------------
             MAINE  0.1%
    1,000    Maine Vets Homes ME Rev....................        7.750   10/01/20      1,136,260
                                                                                   ------------
             MARYLAND  1.9%
    2,300    Baltimore, MD Cap Apprec Cons Pub Impt Rfdg
             (FGIC Insd)................................            *   10/15/06      1,563,241
    3,920    Baltimore, MD Cap Apprec Cons Pub Impt Rfdg
             (FGIC Insd)................................            *   10/15/07      2,500,764
  139,445    Maryland St Cmnty Dev Admin Dept Hsg &
             Cmnty Dev Single Family Rev Pgm 6..........            *   04/01/30     13,703,260
                                                                                   ------------
                                                                                     17,767,265
                                                                                   ------------
             MASSACHUSETTS  5.0%
    5,000    Massachusetts Bay Tran Auth MA Gen Tran Sys
             Ser A (MBIA Insd) (a)......................        4.750   03/01/21      4,725,700
    7,500    Massachusetts Bay Tran Auth MA Gen Tran Sys
             Ser A (MBIA Insd) (a)......................        4.500   03/01/26      6,781,200
    2,600    Massachusetts St Hlth & Edl Fac Auth Rev
             Med Cent of Central MA.....................        7.100   07/01/21      2,819,310
    5,000    Massachusetts St Hlth & Edl Fac Auth Rev
             New England Med Cent Hosp Ser G (Embedded
             Swap) (MBIA Insd) (d)......................  3.100/5.000   07/01/13      4,852,350
    1,375    Massachusetts St Hlth & Edl Fac Auth Rev
             Winchester Hosp Ser D Rfdg (Connie Lee
             Insd)......................................        5.750   07/01/14      1,465,791
    1,805    Massachusetts St Hsg Fin Agy Hsg Rev Amt
             Rental Mtg Ser C (AMBAC Insd)..............        5.450   07/01/18      1,827,725
   18,800    Massachusetts St Turnpike Auth Metro Ser B
             (MBIA Insd) (a)............................        5.125   01/01/37     18,472,128
    5,000    Massachusetts St Wtr Res Auth Genl Ser D
             Rfdg (MBIA Insd)...........................        5.000   08/01/24      4,871,050
                                                                                   ------------
                                                                                     45,815,254
                                                                                   ------------

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
(000)        Description                                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             MICHIGAN  1.7%
 $  1,750    Detroit MI Wtr Supply Sys Rev Sr Lien Ser A
             (MBIA Insd)................................        5.000%  07/01/27   $  1,700,055
    4,000    Detroit, MI Local Dev Fin Auth Tax
             Increment Sr Ser B.........................        6.700   05/01/21      4,100,400
    1,000    Detroit, MI Local Dev Fin Auth Ser C.......        6.850   05/01/21      1,028,100
    2,000    Michigan Muni Bond Auth Rev Loc Govt Ln Ser
             C-A (FSA Insd).............................            *   06/15/13        943,680
    1,800    Michigan St Hosp Fin Auth Rev Saratoga
             Cmnty Hosp Rfdg (Prerefunded @ 06/01/02)...        8.750   06/01/10      2,104,110
    5,000    Portage Lake, MI Wtr & Swr Auth Ser II
             (Prerefunded @ 10/01/02)...................        7.625   10/01/20      5,817,400
                                                                                   ------------
                                                                                     15,693,745
                                                                                   ------------
             MISSISSIPPI  0.7%
    3,750    Claiborne Cnty, MS Pollutn Ctl Rev Sys
             Energy Res Inc Rfdg........................        7.300   05/01/25      3,976,688
    2,000    Mississippi Home Corp Single Family Rev Mtg
             Ser F (GNMA Collateralized)................        7.550   12/01/27      2,272,920
                                                                                   ------------
                                                                                      6,249,608
                                                                                   ------------
             MISSOURI  1.3%
    1,740    Good Shepherd Nursing Home Dist MO Nursing
             Home Fac Rev...............................        7.625   08/15/15      1,900,219
    2,730    Good Shepherd Nursing Home Dist MO Nursing
             Home Fac Rev...............................        7.750   08/15/25      3,001,471
    3,750    Hannibal, MO Indl Dev Auth Hlth Fac Rev
             Hannibal Regl Hlthcare Sys Inc (Prerefunded
             @ 09/01/01)................................        9.500   03/01/22      4,574,100
    2,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd).....        5.000   06/01/11      2,038,460
                                                                                   ------------
                                                                                     11,514,250
                                                                                   ------------
             MONTANA  0.5%
    3,900    Montana St Coal Severance Tax Broadwater
             Pwr Proj Ser A Rfdg........................        6.875   12/01/17      4,195,893
                                                                                   ------------
             NEBRASKA  0.1%
    1,000    Nebraska Invt Fin Auth Single Ser D (FHA
             Insd)......................................        5.850   09/01/28      1,037,330
                                                                                   ------------
             NEVADA  1.2%
    2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
             Ser B Rfdg.................................        5.900   10/01/30      2,050,620
      920    Henderson, NV Loc Impt Dist No T-4 Ser A...        8.500   11/01/12        961,823
    1,750    Nevada St Rfdg.............................        4.375   08/01/03      1,770,615
    6,075    Washoe Cnty, NV Gas & Wtr Fac Rev Sierra
             Pacific (AMBAC Insd).......................        6.300   12/01/14      6,650,667
                                                                                   ------------
                                                                                     11,433,725
                                                                                   ------------
             NEW HAMPSHIRE  0.2%
    2,000    New Hampshire High Edl & Hlth Riverwoods At
             Exeter Ser A...............................        6.500   03/01/23      2,119,440
                                                                                   ------------

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
(000)        Description                                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             NEW JERSEY  5.4%
 $  4,000    Camden Cnty, NJ Impt Auth Lease Rev........        8.000%  06/01/27   $  4,322,200
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/00        925,810
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/02        851,770
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/03        815,970
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/04        778,920
    1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/05      1,087,174
    1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/06      1,041,879
    1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/07      1,095,874
    1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/08      1,003,815
    5,000    New Jersey Econ Dev Auth Wtr Fac Rev (FGIC
             Insd)......................................        6.500   04/01/22      5,455,200
   25,000    New Jersey Econ Dev Auth Contract Econ Rec
             (Embedded Cap) (MBIA Insd).................        5.900   03/15/21     28,020,750
    3,500    New Jersey St Turnpike Auth Turnpike Rev
             Ser C (FSA Insd)...........................        6.500   01/01/16      4,139,975
                                                                                   ------------
                                                                                     49,539,337
                                                                                   ------------
             NEW MEXICO  0.1%
      703    Santa Fe, NM Single Family Mtg Rev Rfdg....        8.450   12/01/11        753,830
                                                                                   ------------
             NEW YORK  12.4%
    4,000    Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
             Burrows Paper Corp Recycling...............        8.000   01/01/09      4,183,800
    5,550    Metro Tran Auth NY Svcs Contract Commuter
             Fac Ser N Rfdg.............................        6.000   07/01/11      5,777,051
    4,000    Metro Tran Auth NY Svcs Contract Tran Fac
             (Prerefunded @ 07/01/01)...................        7.000   07/01/09      4,435,960
    1,900    Metro Tran Auth NY Svcs Contract Tran Fac
             Ser N Rfdg.................................        6.000   07/01/11      1,977,729
    2,000    New York City Hlth & Hosp Corp Rev Ser A
             Rfdg (AMBAC Insd)..........................        5.750   02/15/22      2,087,280
    7,000    New York City Ser A........................        6.250   08/01/08      7,787,500
       90    New York City Ser A........................        7.750   08/15/12        100,601
    1,410    New York City Ser A (Prerefunded @
             08/15/01)..................................        7.750   08/15/12      1,598,729
    1,065    New York City Ser C........................        7.100   08/15/10      1,152,937
      435    New York City Ser C (Prerefunded @
             8/15/01)...................................        7.100   08/15/10        478,461
    5,000    New York City SubSer A1 (Embedded Swap)....        6.260   08/01/12      5,274,550
    1,250    New York St Dorm Auth Rev FHA-Sarah Neuman
             Nursing Home (AMBAC Insd)..................        5.500   08/01/37      1,290,663
    5,000    New York St Dorm Auth Rev City Univ Ser
             F..........................................        5.500   07/01/12      5,133,200
    6,800    New York St Dorm Auth Rev Cons City Univ
             Sys Ser A..................................        5.625   07/01/16      7,255,192
    4,250    New York St Energy Resh & Dev Auth Fac Rev
             Cons Edison Co Proj Ser B Rfdg (MBIA
             Insd)......................................        5.250   08/15/20      4,260,328
    4,425    New York St Environmental Fac Corp Pollutn
             Ctl Rev (Prerefunded 6/15/04)..............        6.700   06/15/10      5,078,528

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
(000)        Description                                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             NEW YORK (CONTINUED)
 $  2,950    New York St Environmental Fac Corp Pollutn
             Ctl Rev St Wtr Revolving Fd Ser E..........        6.700%  06/15/10   $  3,342,733
    2,920    New York St Med Care Fac Fin Agy Rev Mental
             Hlth Svcs Fac Ser D........................        7.400   02/15/18      3,281,321
    7,725    New York St Med Care Fac Fin Agy Rev Mental
             Hlth Svcs Fac Ser D (Prerefunded @
             02/15/02)..................................        7.400   02/15/18      8,770,270
    3,550    New York St Urban Dev Corp Rev.............        5.000   01/01/14      3,455,179
    6,150    New York St Urban Dev Corp Rev Correctional
             Cap Fac Ser A Rfdg (FSA Insd)..............        5.250   01/01/14      6,447,230
    9,000    New York St Urban Dev Corp Rev St Fac
             (Prerefunded @ 04/01/01) (b)...............        7.500   04/01/11     10,071,270
    6,610    New York, NY Ser B.........................        7.500   02/01/05      7,391,320
      390    New York, NY Ser B (Prerefunded
             02/01/02)..................................        7.500   02/01/05        442,170
      420    New York, NY Ser F.........................        8.250   11/15/02        479,985
    1,750    New York, NY Ser F (Prerefunded
             11/15/01)..................................        8.250   11/15/02      2,485,475
    3,000    Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev
             Bristol-Meyers Squibb Co Proj..............        5.750   03/01/24      3,274,590
    6,553    Plainedge, NY Union Free Sch Dist # 2063...        6.000   06/01/12      6,900,580
                                                                                   ------------
                                                                                    114,214,632
                                                                                   ------------
             NORTH CAROLINA  1.6%
   13,300    North Carolina Muni Pwr Agy No 1 Catawba
             Elec Rev (Indexed Cap) (MBIA Insd) (b).....        6.000   01/01/12     15,029,532
                                                                                   ------------
             OHIO  3.4%
    8,530    Cleveland, OH Ctfs Partn Cleveland Stadium
             Proj (AMBAC Insd)..........................        5.250   11/15/11      8,885,872
    7,130    Cleveland, OH Ctfs Partn Cleveland Stadium
             Proj (AMBAC Insd)..........................        5.250   11/15/13      7,343,472
    5,375    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
             Sys Ser B Rfdg (MBIA Insd).................        5.250   06/01/10      5,597,471
    2,270    Montgomery Cnty, OH Hosp Rev Kettering Med
             Cent Rfdg & Impt (MBIA Insd)...............        6.250   04/01/20      2,632,383
    1,000    Ohio St Air Qual Dev Auth Rev JMG Funding
             Ltd Partnership Proj Rfdg (AMBAC Insd).....        6.375   04/01/29      1,099,720
    5,000    Reynoldsburg, OH Hlth Care Fac Rev Wesley
             Ridge Proj (GNMA Collateralized)...........        6.150   10/20/38      5,372,050
                                                                                   ------------
                                                                                     30,930,968
                                                                                   ------------
             OKLAHOMA  1.8%
    3,095    Cleveland Cnty, OK Home Ln Auth Single
             Family Mtg Rev Rfdg........................        8.000   08/01/12      3,312,671
    1,240    Kay Cnty, OK Home Fin Auth Rev Single
             Family Mtg Ser A Rfdg (AMBAC Insd).........        7.000   11/01/11      1,525,969

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             OKLAHOMA (CONTINUED)
 $  9,080    Oklahoma Hsg Fin Agy Single Family Rev Mtg
             Class B (GNMA Collateralized)..............        7.997%  08/01/18   $ 10,500,929
    1,500    Tulsa, OK Muni Arpt Tran Rev American Airls
             Inc........................................        7.600   12/01/30      1,658,370
                                                                                   ------------
                                                                                     16,997,939
                                                                                   ------------
             PENNSYLVANIA  2.6%
    2,500    Allegheny Cnty, PA Hosp Dev Auth Rev Rfdg
             Hosp OH Vly Genl Hosp......................        5.875   04/01/11      2,585,825
    2,150    Butler Cnty, PA Hosp Auth Hosp Rev Butler
             Mem Hosp Ser A (FSA Insd)..................        5.250   07/01/12      2,181,240
    2,165    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion
             Hosp Proj (Prerefunded @ 07/01/01).........        8.500   07/01/21      2,493,452
   10,000    Geisinger Auth PA Hlth Sys Ser A...........        6.400   07/01/22     10,893,600
    2,475    Harrisburg Pennsylvania Capital
             Appreciation Refunding Notes Series F
             (AMBAC Insd)...............................            *   03/15/14      1,113,329
    2,000    Montgomery Cnty, PA Indl Dev Auth
             Retirement Cmnty Rev Adult Cmntys Total
             Svcs Ser B.................................        5.625   11/15/12      2,068,980
    2,700    Pennsylvania Econ Dev Fin Auth Res Recovery
             Rev Colver Proj Ser D......................        7.125   12/01/15      3,017,844
                                                                                   ------------
                                                                                     24,354,270
                                                                                   ------------
             RHODE ISLAND  1.1%
    2,450    Providence, RI Redev Agy Ctfs Partn Ser
             A..........................................        8.000   09/01/24      2,705,388
    4,750    Rhode Island Hsg & Mtg Fin Corp Ser 8
             (Inverse Fltg).............................       10.316   04/01/24      5,385,313
    2,000    Rhode Island St Hlth & Edl Bldg Corp Rev
             Higher Edl Fac Roger Williams (Prerefunded
             @ 11/15/04) (Connie Lee Insd)..............        7.250   11/15/24      2,379,320
                                                                                   ------------
                                                                                     10,470,021
                                                                                   ------------
             TENNESSEE  0.5%
    4,188    Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
             Multi-Family Mtg Rock Creek Plaza Rfdg
             (GNMA Collateralized)......................        7.375   01/20/27      4,487,409
                                                                                   ------------
             TEXAS  8.0%
    6,500    Alliance Arpt Auth Inc TX Spl Fac Rev
             American Airls Inc Proj....................        7.500   12/01/29      7,090,460
    6,000    Brazos River Auth TX Pollutn Ctl Rev Coll
             TX Util Elec Co Proj A (AMBAC Insd)........        6.750   04/01/22      6,592,260
      420    Brazos, TX Higher Edl Auth Inc Student Ln
             Rev Subser C2 Rfdg.........................        7.100   11/01/04        459,787
    2,500    Coastal Bend Hlth Fac Dev TX Yield Curve
             Note Ser C (Inverse Floater) (AMBAC
             Insd)......................................        7.828   11/15/13      2,868,750
   15,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
             Corp Rev American Airls Inc (b)............        7.500   11/01/25     16,332,450
    3,600    Dallas-Fort Worth, TX Intl Arpt Fac Impt
             Corp Rev Delta Airls Inc...................        7.625   11/01/21      4,007,016

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             TEXAS (CONTINUED)
 $  5,000    Matagorda Cnty, TX Nav Dist No 1 Rev Rfdg B
             (MBIA Insd) (a)............................        5.150%  11/01/29   $  4,922,800
    1,280    North TX Muni Wtr Dist TX (FSA Insd).......        5.000   06/01/18      1,248,154
    1,025    North TX Muni Wtr Dist Upper (FSA Insd)....        5.000   06/01/18        999,498
    4,975    Region One Education Service Center
             Sub-Tech Fac Proj..........................        6.590   12/15/17      5,219,571
    1,794    Texas Genl Svcs Comm Partn Int Lease Purch
             Ctfs.......................................        7.250   08/15/11      1,834,057
   21,270    Texas St Pub Ppty Fin Corp Rev Mental Hlth
             & Retardation Rfdg (FSA Insd) (b)..........        5.250   09/01/08     22,208,218
                                                                                   ------------
                                                                                     73,783,021
                                                                                   ------------
             UTAH  0.7%
    3,905    Bountiful, UT Hosp Rev South Davis Cmnty
             Hosp Proj..................................        9.500   12/15/18      4,699,121
    1,265    Utah St Hsg Fin Agy Single Family Mtg Insd
             Ser E2 (FHA Gtd)...........................        7.150   07/01/24      1,335,650
                                                                                   ------------
                                                                                      6,034,771
                                                                                   ------------
             VIRGINIA  3.3%
   20,000    Fairfax Cnty, VA Wtr Auth Wtr Rev Rfdg.....        5.000   04/01/29     19,475,798
    1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
             Lease Rev Henrico Cnty Regl Jail Proj......        6.500   08/01/10      1,709,130
    1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
             Lease Rev Henrico Cnty Regl Jail Proj......        7.125   08/01/21      1,763,595
    2,000    Henrico Cnty, VA Indl Dev Auth Rev Solid
             Waste Browning Series A....................        5.875   03/01/17      2,101,120
    5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
             Mem Hosp Carilion Hlth Sys Ser B Rfdg (MBIA
             Insd)......................................        4.700   07/01/20      5,247,550
    1,050    Virginia St Hsg Dev Auth Comwlth Mtg Ser A
             Subser A1 (FHA Gtd)........................            *   07/01/29         98,889
                                                                                   ------------
                                                                                     30,396,082
                                                                                   ------------
             WASHINGTON  1.5%
    5,000    Bellevue, WA Convention Cent Auth Spl Oblig
             Rev Rfdg (MBIA Insd).......................            *   02/01/24      1,301,150
    1,750    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 1 Rev (MBIA Insd)..................        5.750   07/01/12      1,875,335
   10,495    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 1 Rev Ser B Rfdg (MBIA Insd).......        5.600   07/01/15     10,872,085
                                                                                   ------------
                                                                                     14,048,570
                                                                                   ------------
             WEST VIRGINIA  0.8%
    6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste
             Disp Rev Potomac Edison Co Ser A...........        6.875   04/15/22      7,122,601
                                                                                   ------------

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                      Description                    Coupon      Maturity   Market Value
-----------------------------------------------------------------------------------------------
             WISCONSIN  1.5%
 $  1,000    Madison, WI Indl Dev Rev Madison Gas & Elec
             Co Proj A..................................        6.750%  04/01/27   $  1,083,060
    5,250    Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser
             B..........................................        7.050   11/01/22      5,586,630
    7,280    Wisconsin St Hlth & Edl Fac Auth Rev
             Children's Hosp (Embedded Cap) (FGIC
             Insd)......................................        5.000   08/15/10      7,415,481
                                                                                   ------------
                                                                                     14,085,171
                                                                                   ------------
             WYOMING  0.9%
    4,000    Wyoming Cmnty Dev Auth Single Family Ser G
             (FHA Gtd)..................................        7.250   06/01/21      4,286,400
    4,000    Wyoming Cmnty Dev Auth Single Family Ser H
             (FHA Gtd)..................................        7.100   06/01/12      4,312,800
                                                                                   ------------
                                                                                      8,599,200
                                                                                   ------------
             PUERTO RICO  4.0%
    2,279    Puerto Rico Comwlth Dept of Hlth Lease Pur
             Ctfs (b)...................................        7.250   04/07/01      2,286,714
   25,000    Puerto Rico Comwlth Hwy & Tran Auth Tran
             Rev Ser A..................................        4.750   07/01/38     23,029,500
   10,000    Puerto Rico Comwlth Hwy & Tran Auth Tran
             Rev Ser A..................................        5.000   07/01/38      9,501,900
    2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser P
             (Prerefunded @ 07/01/01)...................        7.000   07/01/21      2,222,640
                                                                                   ------------
                                                                                     37,040,754
                                                                                   ------------
TOTAL LONG-TERM INVESTMENTS  102.6%
  (Cost $871,247,230)...........................................................    946,205,742
                                                                                   ------------
SHORT-TERM INVESTMENTS  3.5%
  (Cost $31,950,000)............................................................     31,950,000
                                                                                   ------------
TOTAL INVESTMENTS  106.1%
  (Cost $903,197,230)...........................................................    978,155,742
LIABILITIES IN EXCESS OF OTHER ASSETS  (6.1%)...................................    (56,069,979)
                                                                                   ------------
NET ASSETS  100.0%..............................................................   $922,085,763
                                                                                   ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(c) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments, (Cost $903,197,230)......................  $978,155,742
Cash........................................................        46,236
Receivables:
  Interest..................................................    13,904,295
  Investments Sold..........................................     5,028,125
  Variation Margin on Futures...............................        58,500
Other.......................................................        17,919
                                                              ------------
      Total Assets..........................................   997,210,817
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    73,506,944
  Income Distributions - Common and Preferred Shares........       514,901
  Investment Advisory Fee...................................       495,999
  Administrative Fee........................................       141,714
  Affiliates................................................        53,350
Accrued Expenses............................................       276,267
Trustees' Deferred Compensation and Retirement Plans........        82,754
Options at Market Value (Net premiums received of
  $168,544).................................................        53,125
                                                              ------------
      Total Liabilities.....................................    75,125,054
                                                              ------------
NET ASSETS..................................................  $922,085,763
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 6,000 issued with liquidation preference of
  $50,000 per share)........................................  $300,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 36,270,469 shares issued and
  outstanding)..............................................       362,705
Paid in Surplus.............................................   536,860,572
Net Unrealized Appreciation.................................    75,948,331
Accumulated Undistributed Net Investment Income.............     3,450,476
Accumulated Net Realized Gain...............................     5,463,679
                                                              ------------
      Net Assets Applicable to Common Shares................   622,085,763
                                                              ------------
NET ASSETS..................................................  $922,085,763
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($622,085,763 divided
  by 36,270,469 shares outstanding).........................  $      17.15
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $27,579,834
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,173,147
Administrative Fee..........................................        906,614
Preferred Share Maintenance.................................        401,969
Custody.....................................................         29,227
Legal.......................................................         15,292
Trustees' Fees and Expenses.................................         15,301
Other.......................................................        226,085
                                                                -----------
    Total Expenses..........................................      4,767,635
                                                                -----------
NET INVESTMENT INCOME.......................................    $22,812,199
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 6,270,541
  Futures...................................................       (652,775)
  Options...................................................        608,990
                                                                -----------
Net Realized Gain...........................................      6,226,756
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     62,025,039
                                                                -----------
  End of the Period:
    Investments.............................................     74,958,512
    Futures.................................................        874,400
    Options.................................................        115,419
                                                                -----------
                                                                 75,948,331
                                                                -----------
Net Unrealized Appreciation During the Period...............     13,923,292
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $20,150,048
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $42,962,247
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended February 28, 1998 and
                   the Year Ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                         February 28, 1998   August 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................       $ 22,812,199      $ 46,253,008
Net Realized Gain......................................          6,226,756         7,810,403
Net Unrealized Appreciation During the Period..........         13,923,292        18,794,517
                                                              ------------      ------------
Change in Net Assets from Operations...................         42,962,247        72,857,928
                                                              ------------      ------------
Distributions from Net Investment Income:
  Common Shares........................................        (17,408,905)      (34,818,328)
  Preferred Shares.....................................         (5,396,878)      (10,696,162)
                                                              ------------      ------------
Total Distributions....................................        (22,805,783)      (45,514,490)
                                                              ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....         20,156,464        27,343,438
NET ASSETS:
Beginning of the Period................................        901,929,299       874,585,861
                                                              ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $3,450,476 and $3,444,060,
  respectively)........................................       $922,085,763      $901,929,299
                                                              ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                                                  September 27, 1991
                                                                                                    (Commencement
                               Six Months Ended              Year Ended August 31                   of Investment
                                  February 28,   ----------------------------------------------     Operations) to
                                     1998        1997      1996      1995      1994      1993      August 31, 1992
--------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period
   (a)........................       $16.596    $15.842   $15.734   $15.562   $17.035   $16.328              $14.808
                                     -------    -------   -------   -------   -------   -------              -------
 Net Investment Income........          .629      1.275     1.295     1.311     1.347     1.410                1.166
 Net Realized and Unrealized
   Gain/Loss..................          .555       .734      .105      .266    (1.424)     .780                1.370
                                     -------    -------   -------   -------   -------   -------              -------
Total from Investment
 Operations...................         1.184      2.009     1.400     1.577     (.077)    2.190                2.536
                                     -------    -------   -------   -------   -------   -------              -------
Less:
 Distributions from Net
 Investment Income:
   Paid to Common
     Shareholders.............          .480       .960      .990     1.084     1.116     1.100                 .811
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...          .149       .295      .302      .321      .280      .246                 .205
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders.............           -0-        -0-       -0-       -0-       -0-      .111                  -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...           -0-        -0-       -0-       -0-       -0-      .026                  -0-
                                     -------    -------   -------   -------   -------   -------              -------
Total Distributions...........          .629      1.255     1.292     1.405     1.396     1.483                1.016
                                     -------    -------   -------   -------   -------   -------              -------
Net Asset Value, End of the
 Period.......................       $17.151    $16.596   $15.842   $15.734   $15.562   $17.035              $16.328
                                     =======    =======   =======   =======   =======   =======              =======
Market Price Per Share at End
 of the Period................       $16.188    $15.750   $14.500   $14.250   $15.000   $16.750              $16.125
Total Investment Return at
 Market Price (b).............         5.87%*    15.87%     8.98%     2.39%    (3.94%)   11.90%               13.24%*
Total Return at Net Asset
 Value (c)....................         6.27%*    11.14%     7.09%     8.55%    (2.22%)   12.31%               14.64%*
Net Assets at End of the
 Period (In millions).........        $922.1     $901.9    $874.6    $870.7    $864.4    $917.9               $891.7
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**..............         1.56%      1.61%     1.61%     1.65%     1.64%     1.59%                1.49%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)..........................         5.72%      6.04%     6.20%     6.48%     6.52%     7.08%                6.85%
Portfolio Turnover............           30%*       54%       36%       49%       47%       48%                 100%*
 * Non-Annualized
** Ratio of Expenses to
 Average Net Assets Including
 Preferred Shares.............         1.05%      1.07%     1.06%     1.07%     1.09%     1.06%                1.03%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $282,165 which will expire on August 31, 2004. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on the mark to market of open option and futures positions at August 31, 1997.

    At February 28, 1998, for federal income tax purposes, cost of long- and short-term investments is $903,197,230; the aggregate gross unrealized appreciation is $75,172,196 and the aggregate gross unrealized depreciation is $213,684 resulting in net unrealized appreciation on investments of $74,958,512.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $7,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $94,100 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $308,001,916 and $271,235,408, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

     Transactions in options for the six months ended February 28, 1998, were as follows:

                                                     CONTRACTS      PREMIUM
---------------------------------------------------------------------------
Outstanding at August 31, 1997...................        2,605    $ 158,071
Options Written and Purchased (Net)..............        4,100      526,288
Options Terminated in Closing Transactions
  (Net)..........................................       (1,113)     250,232
Options Expired (Net)............................       (4,792)    (766,047)
                                                      --------    ---------
Outstanding at February 28, 1998.................          800    $ 168,544
                                                      ========    =========

    The related futures contracts of the outstanding option transactions as of February 28, 1998, and the descriptions and market values are as follows:

                                                          EXPIRATION    MARKET
                                                              MONTH/   VALUE OF
                                       CONTRACTS      EXERCISE PRICE    OPTIONS
--------------------------------------------------------------------------------
LONG CONTRACTS:
  Mar. 1998 US Long Bond Future
  Call...............................      200           Mar/128       $   3,125
SHORT CONTRACTS:
  Mar. 1998 US Long Bond Future
  Call...............................      600           Mar/120         (56,250)
                                       -------                         ---------
                                           800                         $ (53,125)
                                       =======                         =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended February 28, 1998, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at August 31, 1997.............................        456
Futures Opened.............................................      4,225
Futures Closed.............................................     (4,173)
                                                                ------
Outstanding at February 28, 1998...........................        508
                                                                ======

    The futures contracts outstanding as of February 28, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                 UNREALIZED
                                                   CONTRACTS    APPRECIATION
-----------------------------------------------------------------------------
Long Contracts -- Mar. 1998 US Treasury Bond
  Future (Current notional value of $120,781
  per contract)................................       208         $ 126,821
Short Contracts -- Mar. 1998 Municipal Bond
  Future (Current notional value of $123,188
  per contract)................................       300           747,579
                                                      ---         ---------
                                                      508         $ 874,400
                                                      ===         =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in four series of 1,500 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series C are 7 days, while Series B and Series D are 28 days. The average rate in effect on February 28, 1998, was 3.40%. During the six months ended February 28, 1998, the rates ranged from 3.19% to 4.75%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value

International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income

Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income

Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

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

                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

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